EXHIBIT 99.1

PCTEL Reports $21.5 Million in Second Quarter Revenue

BLOOMINGDALE, Ill. – August 8, 2017 – PCTEL, Inc. (NASDAQ: PCTI), a leader in Performance Critical TELecom solutions, announced its results for the second quarter and first half ended June 30, 2017.

The Company sold its engineering services operations in July. At June 30, 2017 the assets sold were classified as assets held for sale and the services operations are accounted for as discontinued operations.

Highlights From Continuing Operations

•

Revenue of $21.5 million in the second quarter and $44.5 million in the first half, a 1% increase in the quarter and a 10% increase in the half compared to last year. Connected Solutions revenue was up 7% in the quarter and 12% in the half. RF Solutions was down 16% in the quarter and up 3% in the half.

•	Gross profit margin of 41.7% in the second quarter and 41.4% in the first half, down 20 basis points in the quarter and up 90 basis points in the half compared to last year.

•	Net loss per share of $0.01 in the second quarter and break even in the first half, compared to a net loss of $0.49 per share in the quarter and $0.52 in the half last year.

•

Non-GAAP net income and adjusted EBITDA are measures the company uses to reflect the results of its core earnings. A reconciliation of those non-GAAP measures to our financial statements is provided later in the press release.

•	Non-GAAP net income of $0.05 per share in the second quarter and $0.10 in the first half compared to net income of $0.08 in the quarter and the half last year.

•	Adjusted EBITDA margin as a percent of revenue of 8% in the second quarter and the first half compared to 10% in the quarter and 7% in the half last year.

•

$34.2 million of cash and short-term investments at June 30, 2017. The Company generated free cash flow (cash flow from operations less capital spending) of approximately $2.0 million in the quarter and $2.9 million in the half.

“We are pleased to see continued antenna revenue growth in small cell, fleet, and utilities markets.  Consistent with the Company’s investment thesis, antennas drove growth while RF Test tools generated profitable revenue.”

said David Neumann, PCTEL’s CEO. “The recent sale of our non-core engineering services operation allows us to concentrate on our mission of being a best in class RF products company.”

CONFERENCE CALL / WEBCAST

PCTEL’s management team will discuss the Company’s results today at 5:15 p.m. ET. The call can be accessed by dialing (888) 782-2072 (U.S. / Canada) or (706) 679-6397 (International), conference ID: 47850677. The call will also be webcast at http://investor.pctel.com/events.cfm.

REPLAY: A replay will be available for two weeks after the call on either the website listed above or by calling (855) 859-2056 (U.S./Canada), or International (404) 537-3406, conference ID: 47850677.

About PCTEL

PCTEL delivers Performance Critical TELecom technology solutions to the wireless industry. We are the leading global supplier of antennas and wireless network testing solutions. PCTEL Connected Solutions designs and manufactures precision antennas. PCTEL antennas are deployed in small cells, enterprise Wi-Fi access points, fleet management and transit systems, and in equipment and devices for the Industrial Internet of Things (IIoT). PCTEL RF Solutions provides test tools that improve the performance of wireless networks globally. Mobile operators, neutral hosts, and equipment manufacturers rely on PCTEL to analyze, design, and optimize next generation wireless networks.

For more information, please visit the following websites.

PCTEL Corporate: http://www.pctel.com/

PCTEL Connected Solutions: http://www.antenna.com/

PCTEL RF Solutions: http://rfsolutions.pctel.com/

PCTEL Safe Harbor Statement

This press release and our related comments in our earnings conference call contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding our future financial performance, growth of our Connected Solutions and RF Solutions businesses, anticipated demand for certain products, including antennas for small cell, enterprise WiFi, IoT and FirstNet applications, and the impact of the divestiture of our engineering services assets are forward-looking statements within the meaning of the safe harbor. These statements are based on management’s current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the actual growth in the APAC region, impact of data densification and IoT on capacity and coverage demand, impact of 5G, customer demand for these types of products and services generally, growth and continuity in PCTEL’s vertical markets, and PCTEL’s ability to grow its wireless products business and create, protect and implement new technologies and solutions. These and other risks and uncertainties are detailed in PCTEL's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

# # #

For further information contact:

John SchoenMichael Rosenberg

CFODirector of Marketing

PCTEL, Inc.PCTEL, Inc.

(630) 372-6800(301) 444-2046

public.relations@pctel.com

PCTEL, INC.

CONSOLIDATED BANALCE SHEETS

(in thousands, except share data)

	(unaudited)
	June 30,	December 31,
	2017	2016
ASSETS

Cash and cash equivalents	$11,875	$14,855
Short-term investment securities	22,340	18,456
Accounts receivable, net of allowance for doubtful accounts of $257 and $273 at June 30, 2017 and December 31, 2016, respectively	17,735	19,101
Inventories, net	13,783	14,442
Prepaid expenses and other assets	1,365	1,498
Current assets held for sale	694	50
Total current assets	67,792	68,402
Property and equipment, net	12,310	11,796
Goodwill	3,332	3,332
Intangible assets, net	2,694	3,275
Deferred tax assets, net	5,647	4,512
Other noncurrent assets	83	36
Non-current assets held for sale	0	813
TOTAL ASSETS	$91,858	$92,166

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable	$6,009	$6,073
Accrued liabilities	6,300	7,177
Total current liabilities	12,309	13,250

Other long-term liabilities	472	391

Total liabilities	12,781	13,641

Stockholders’ equity:
Common stock, $0.001 par value, 100,000,000 shares authorized, 17,791,498 and 17,335,122 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	18	17
Additional paid-in capital	134,748	134,480
Accumulated deficit	(55,463)	(55,590)
Accumulated other comprehensive loss	(226)	(382)
Total stockholders’ equity	79,077	78,525
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$91,858	$92,166

PCTEL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

REVENUES	$21,501	$21,308	$44,471	$40,491
COST OF REVENUES	12,539	12,374	26,055	24,097
GROSS PROFIT	8,962	8,934	18,416	16,394
OPERATING EXPENSES:
Research and development	2,667	2,523	5,383	5,130
Sales and marketing	2,912	3,090	6,165	5,954
General and administrative	3,598	3,256	6,937	6,185
Amortization of intangible assets	124	129	248	284
Restructuring expenses	0	22	0	216
Total operating expenses	9,301	9,020	18,733	17,769
OPERATING LOSS	(339)	(86)	(317)	(1,375)
Other income, net	14	8	42	14
LOSS BEFORE INCOME TAXES	(325)	(78)	(275)	(1,361)
(Benefit) expense for income taxes	(140)	7,703	(274)	6,957
NET LOSS FROM CONTINUING OPERATIONS	(185)	(7,781)	(1)	(8,318)
NET LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX BENEFIT	(168)	(3,292)	(382)	(4,211)
NET LOSS	$(353)	$(11,073)	(383)	$(12,529)

Net Loss per Share From Continuing Operations:
Basic	$(0.01)	$(0.49)	$(0.00)	$(0.52)
Diluted	$(0.01)	$(0.49)	$(0.00)	$(0.52)

Net Loss per Share From Discontinued Operations:
Basic	$(0.01)	$(0.21)	$(0.02)	$(0.26)
Diluted	$(0.01)	$(0.21)	$(0.02)	$(0.26)

Net Loss per Share:
Basic	$(0.02)	$(0.69)	$(0.02)	$(0.78)
Diluted	$(0.02)	$(0.69)	$(0.02)	$(0.78)

Weighted Average Shares:
Basic	16,534	15,979	16,437	16,149
Diluted	16,534	15,979	16,437	16,149

Cash dividend per share	$0.05	$0.05	$0.10	$0.10

PCTEL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in thousands)

	Six Months Ended June 30,
.	2017	2016

Operating Activities:
Net loss from continuing operations	$(1)	$(8,318)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	1,262	1,319
Intangible asset amortization	581	618
Stock-based compensation	1,797	2,090
Loss on disposal/sale of property and equipment	3	5
Restructuring costs	(58)	109
Deferred tax provision	(423)	6,700
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	1,451	2,770
Inventories	779	2,325
Prepaid expenses and other assets	96	157
Accounts payable	(232)	(1,907)
Income taxes payable	(186)	(54)
Other accrued liabilities	(694)	(576)
Deferred revenue	20	41
Net cash provided by operating activities	4,395	5,279

Investing Activities:
Capital expenditures	(1,544)	(1,268)
Proceeds from disposal of property and equipment	0	1
Purchases of investments	(23,071)	(28,519)
Redemptions/maturities of short-term investments	19,187	31,274
Net cash (used in) provided by investing activities	(5,428)	1,488

Financing Activities:
Proceeds from issuance of common stock	867	350
Payments for repurchase of common stock	0	(4,095)
Payment of withholding tax on stock-based compensation	(692)	(187)
Principle payments on capital leases	(41)	(9)
Cash dividends	(1,752)	(1,723)
Net cash used in financing activities	(1,618)	(5,664)

Cash flows from discontinued operations:
Net cash used in operating activities	(349)	(690)
Net cash used in investing activities	(16)	(124)

Net (decrease) increase in cash and cash equivalents	(3,016)	289
Effect of exchange rate changes on cash	36	(39)
Cash and cash equivalents, beginning of year	14,855	7,055
Cash and Cash Equivalents, End of Period	$11,875	$7,305

PCTEL, INC.
P&L INFORMATION BY SEGMENT - Continuing Operations (unaudited)
(in thousands)

	Three Months Ended June 30, 2017				Six Months Ended June 30, 2017
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

REVENUES	$16,866	$4,661	$(26)	$21,501	$34,137	$10,418	$(84)	$44,471

GROSS PROFIT	5,731	3,223	8	8,962	11,135	7,270	11	18,416

OPERATING (LOSS) INCOME	$2,349	$411	$(3,099)	$(339)	$4,095	$1,432	$(5,844)	$(317)

	Three Months Ended June 30, 2016				Six Months Ended June 30, 2016
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

REVENUES	$15,781	$5,572	$(45)	$21,308	$30,480	$10,116	$(105)	$40,491

GROSS PROFIT	4,941	3,983	10	8,934	9,265	7,122	7	16,394

OPERATING (LOSS) INCOME	$1,792	$859	$(2,737)	$(86)	$3,094	$786	$(5,255)	$(1,375)

Reconciliation of GAAP to non-GAAP Results - Continuing Operations (unaudited)
(in thousands except per share information)

Reconciliation of GAAP operating loss to non-GAAP operating income - Continuing Operations (a)

		Three Months Ended June 30,		Six Months Ended June 30,
		2017	2016	2017	2016

	Operating Loss	$(339)	$(86)	$(317)	$(1,375)

(a)	Add:
	Amortization of intangible assets
	-Cost of revenues	167	167	333	333
	-Operating expenses	124	129	248	284
	Restructuring	0	22	0	216
	TelWorx investigation:
	-General & Administrative	0	(1)	0	5
	Stock Compensation:
	-Cost of revenues	72	73	133	141
	-Engineering	120	175	266	342
	-Sales & Marketing	126	161	246	301
	-General & Administrative	770	892	1,152	1,306
		1,379	1,618	2,378	2,928
	Non-GAAP Operating Income	$1,040	$1,532	$2,061	$1,553
	% of revenue	4.8%	7.2%	4.6%	3.8%

Reconciliation of GAAP net loss to non-GAAP net (loss) income - Continuing Operations (b)

		Three Months Ended June 30,		Six Months Ended June 30,
		2017	2016	2017	2016

	Net Loss	$(185)	$(7,781)	$(1)	$(8,318)

	Adjustments:
(a)	Non-GAAP adjustment to operating loss	1,379	1,618	2,378	2,928
(b)	Other income related to SEC investigation of TelWorx	0	1	0	(5)
(b)	Income Taxes	(330)	7,426	(653)	6,676
		1,049	9,045	1,725	9,599
	Non-GAAP Net Income	$864	$1,264	$1,724	$1,281

	Non-GAAP Earning per Share:
	Basic	$0.05	$0.08	$0.10	$0.08
	Diluted	$0.05	$0.08	$0.10	$0.08

	Weighed Average Shares:
	Basic	16,534	15,979	16,437	16,149
	Diluted	17,015	15,979	16,921	16,312

This schedule reconciles the Company's GAAP operating loss and GAAP net loss to its non-GAAP operating (loss) income and non-GAAP net (loss) income.  The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(a) These adjustments reflect stock based compensation expense, amortization of intangible assets, restructuring charges, and general and administrative expenses associated with the SEC investigation of TelWorx.

(b) These adjustments include the items described in footnote (a) as well as other income for insurance claims related to the SEC investigation of TelWorx, legal settlements, and non-cash income tax expense.

Reconciliation of GAAP to non-GAAP SEGMENT INFORMATION - Continuing Operations (unaudited) (a)
(in thousands)

	Three Months Ended June 30, 2017				Six Months Ended June 30, 2017
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

Operating (Loss) Income	$2,349	$411	$(3,099)	$(339)	$4,095	$1,432	$(5,844)	$(317)
Add:
Amortization of intangible assets:
-Cost of revenues	0	167	0	167	0	333	0	333
-Operating expenses	39	85	0	124	78	170	0	248
Stock Compensation:
-Cost of revenues	43	29	0	72	82	51	0	133
-Engineering	62	58	0	120	117	149	0	266
-Sales & Marketing	79	47	0	126	164	82	0	246
-General & Administrative	46	17	707	770	89	31	1,032	1,152
	269	403	707	1,379	530	816	1,032	2,378
Non-GAAP Operating (Loss) Income	$2,618	$814	$(2,392)	$1,040	$4,625	$2,248	$(4,812)	$2,061

	Three Months Ended June 30, 2016				Six Months Ended June 30, 2016
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

Operating (Loss) Income	$1,792	$859	$(2,737)	$(86)	$3,094	$786	$(5,255)	$(1,375)
Add:
Amortization of intangible assets:
-Cost of revenues	0	167	0	167	0	333	0	333
-Operating expenses	44	85	0	129	114	170	0	284
Restructuring expenses	0	5	17	22	44	99	73	216
TelWorx investigation:
-General & Administrative	0	0	(1)	(1)	0	0	5	5
Stock Compensation:
-Cost of Goods Sold	43	30	0	73	84	57	0	141
-Engineering	30	145	0	175	72	270	0	342
-Sales & Marketing	113	48	0	161	200	101	0	301
-General & Administrative	52	95	745	892	92	165	1,049	1,306
	282	575	761	1,618	606	1,195	1,127	2,928
Non-GAAP Operating (Loss) Income	$2,074	$1,434	$(1,976)	$1,532	$3,700	$1,981	$(4,128)	$1,553

This schedule reconciles the Company's GAAP operating income (loss) by segment to its non-GAAP operating (loss) income.  The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(a) These adjustments reflect stock based compensation expense, amortization of intangible assets, restructuring charges, and general and administrative expenses associated with the SEC investigation of TelWorx.

PCTEL, Inc.
Reconciliation of GAAP operating loss to Adjusted EBITDA - Continuing Operations (a)
(in thousands)

		Three Months Ended June 30,		Six Months Ended June 30,
		2017	2016	2017	2016

	Operating Loss	$(339)	$(86)	$(317)	$(1,375)

(a)	Add:
	Depreciation and amortization	633	659	$1,262	1,319
	Intangible amortization	291	296	$581	617
	Stock compensation expenses	1,088	1,301	$1,797	2,090
	Restructuring - operating expenses	0	22	$0	216
	TelWorx investigation- operating expenses	0	(1)	$0	5
	Adjusted EBITDA	$1,673	$2,191	$3,323	$2,872
	% of revenue	7.8%	10.3%	7.5%	7.1%

This schedule reconciles the Company's GAAP operating loss to Adjusted EBITDA.  The Company believes that this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses Adjusted EBITDA when evaluating its financial results as well as for internal planning and forecasting purposes.  Adjusted EBITDA should not be viewed as a substitute for the Company's GAAP results.

(a) Adjusted EBITDA is defined as net income before interest, income taxes, depreciation and amortization.  These adjustments reflect depreciation, amortization of intangible assets, stock compensation expenses, restructuring expenses, and general and administrative expenses associated with the SEC investigation of TelWorx.

Restated GAAP Results - Continuing Operations (unaudited)
(in thousands except per share information)

	FY2015				FY2016				FY2017
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2

REVENUES	$23,158	$23,032	$22,393	$21,950	$19,183	$21,308	$20,892	$23,623	$22,970	$21,501
COST OF REVENUES	13,535	14,272	14,211	13,388	11,724	12,374	12,637	13,860	13,516	12,539
GROSS PROFIT	9,623	8,760	8,182	8,562	7,459	8,934	8,255	9,763	9,454	8,962
OPERATING EXPENSES:
Research and development	2,738	2,904	2,863	2,699	2,607	2,523	2,451	2,577	2,716	2,667
Sales and marketing	3,273	3,108	3,307	3,285	2,864	3,090	3,116	3,646	3,253	2,912
General and administrative	3,321	3,108	2,682	2,809	2,928	3,256	2,847	2,873	3,339	3,598
Amortization of intangible assets	435	558	470	441	155	129	124	124	124	124
Restructuring expenses	0	432	411	767	194	22	17	-	0	0
Total operating expenses	9,767	10,110	9,733	10,001	8,748	9,020	8,555	9,220	9,432	9,301
OPERATING (LOSS) INCOME	(144)	(1,350)	(1,551)	(1,439)	(1,289)	(86)	(300)	543	22	(339)
Other income, net	44	2,205	534	504	6	8	35	63	28	14
(LOSS) INCOME BEFORE INCOME TAXES	(100)	855	(1,017)	(935)	(1,283)	(78)	(265)	606	50	(325)
Expense (benefit) for income taxes	(36)	303	(391)	(333)	(746)	7,703	(354)	5,173	(134)	(140)
NET (LOSS) INCOME FROM CONTINUING OPERATIONS	(64)	552	(626)	(602)	(537)	(7,781)	89	(4,567)	184	(185)
NET (LOSS) INCOME FROM DISCONTINUED OPERATIONS	31	171	203	304	(919)	(3,292)	86	(760)	(214)	(168)
NET (LOSS) INCOME	$(33)	$723	$(423)	$(298)	$(1,456)	$(11,073)	$175	$(5,327)	$(30)	$(353)

Earning per Share - Continuing Operations:
Basic	$(0.00)	$0.03	$(0.04)	$(0.04)	$(0.03)	$(0.49)	$0.01	$(0.28)	$0.01	$(0.01)
Diluted	$(0.00)	$0.03	$(0.04)	$(0.04)	$(0.03)	$(0.49)	$0.01	$(0.28)	$0.01	$(0.01)

Earning per Share - Discontinued Operations:
Basic	$0.00	$0.01	$0.01	$0.02	$(0.06)	$(0.21)	$0.01	$(0.05)	$(0.01)	$(0.01)
Diluted	$0.00	$0.01	$0.01	$0.02	$(0.06)	$(0.21)	$0.01	$(0.05)	$(0.01)	$(0.01)

Earning per Share:
Basic	$(0.00)	$0.04	$(0.02)	$(0.02)	$(0.09)	$(0.69)	$0.01	$(0.33)	$(0.00)	$(0.02)
Diluted	$(0.00)	$0.04	$(0.02)	$(0.02)	$(0.09)	$(0.69)	$0.01	$(0.33)	$(0.00)	$(0.02)

Weighed Average Shares:
Basic	18,312	18,257	17,626	16,820	16,324	15,979	16,106	16,194	16,340	16,534
Diluted	18,525	18,408	17,809	16,969	16,324	15,979	16,245	16,194	16,715	16,534

Reconciliation of GAAP to non-GAAP Results - Continuing Operations (unaudited)
(in thousands except per share information)

Reconciliation of GAAP operating loss to non-GAAP operating income - Continuing Operations (a)

		FY2015				FY2016				FY2017
		Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2

	Operating Income (Loss)	$(100)	$(1,350)	$(1,017)	$(1,439)	$(1,289)	$(86)	$(300)	$543	$22	$(339)
(a)	Add:
	Amortization of intangible assets:
	-Cost of revenues	20	241	167	167	167	167	167	167	166	167
	-Operating expenses	435	558	470	441	155	129	124	124	124	124
	Restructuring:
	-Cost of revenues	0	114	132	42	0	0	0	0	0	0
	-Operating expenses	0	432	411	767	194	22	17	0	0	0
	TelWorx investigation:
	-General & Administrative	38	54	9	7	5	(1)	0	0	0	0
	Stock Compensation:
	-Cost of revenues	52	80	64	54	68	73	78	63	61	72
	-Engineering	115	31	99	175	167	175	183	125	147	120
	-Sales & Marketing	151	(17)	220	(142)	140	161	176	140	119	126
	-General & Administrative	153	171	203	304	414	892	541	451	382	770
		964	1,664	1,775	1,815	1,310	1,618	1,286	1,070	999	1,379
	Non-GAAP Operating Income	$864	$314	$758	$376	$21	$1,532	$986	$1,613	$1,021	$1,040
	% of revenue	3.7%	1.4%	3.4%	1.7%	0.1%	7.2%	4.7%	6.8%	4.4%	4.8%

Reconciliation of GAAP net loss to non-GAAP net (loss) income - Continuing Operations (b)

		FY2015				FY2016				FY2017
		Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
	Net Income (Loss)	$(64)	$552	$(626)	$(602)	$(537)	$(7,781)	$89	$(4,567)	$184	$(185)
	Adjustments:
(a)	Non-GAAP adjustment to operating loss	964	1,664	1,775	1,815	1,310	1,618	1,286	1,070	999	1,379
(b)	Other income related to SEC investigation of TelWorx	(38)	(54)	(10)	(1)	(5)	1	0	0	0	0
	Legal Settlement - Amendment to Nexgen APA	0	(2,160)	(500)	(500)	0	0	0	0	0	0
(b)	Income Taxes	(185)	248	(450)	(401)	(750)	7,426	(538)	4,871	(424)	(330)
		741	(302)	815	913	555	9,045	748	5,941	575	1,049
	Non-GAAP Net Income (Loss)	$677	$250	$189	$311	$18	$1,264	$837	$1,374	$759	$864
	Non-GAAP Earning per Share:
	Basic	$0.04	$0.01	$0.01	$0.02	$0.00	$0.08	$0.05	$0.08	$0.05	$0.05
	Diluted	$0.04	$0.01	$0.01	$0.02	$0.00	$0.08	$0.05	$0.08	$0.05	$0.05
	Weighed Average Shares:
	Basic	18,312	18,257	17,626	16,820	16,324	15,979	16,106	16,194	16,340	16,340
	Diluted	18,525	18,408	17,809	16,969	16,324	15,979	16,245	16,439	16,715	16,715

This schedule reconciles the Company's GAAP operating loss and GAAP net loss to its non-GAAP operating (loss) income and non-GAAP net (loss) income.  The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(a) These adjustments reflect stock based compensation expense, amortization of intangible assets, restructuring charges, and general and administrative expenses associated with the SEC investigation of TelWorx.

(b) These adjustments include the items described in footnote (a) as well as other income for insurance claims related to the SEC investigation of TelWorx, legal settlements, and non-cash income tax expense.

PCTEL, Inc.
Reconciliation of GAAP operating loss to Adjusted EBITDA - Continuing Operations (a)
(in thousands)

		FY2015				FY2016				FY2017
		Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2

	Operating (Loss) Income	$(144)	$(1,350)	$(1,551)	$(1,439)	$(1,289)	$(86)	$(300)	$543	$22	$(339)

(a)	Add:
	Depreciation and amortization	634	656	660	660	660	659	675	635	628	633
	Intangible amortization	455	799	637	608	322	296	291	291	290	291
	Stock compensation expenses	471	265	586	391	789	1,301	978	779	709	1,088
	Restructuring - operating expenses	0	432	411	767	194	22	17	0	0	0
	TelWorx investigation- operating expenses	38	54	9	7	5	(1)	0	0	0	0
	Adjusted EBITDA	$1,454	$856	$752	$994	$681	$2,191	$1,661	$2,248	$1,649	$1,673
	% of revenue	6.3%	3.7%	3.4%	4.5%	3.6%	10.3%	8.0%	9.5%	7.2%	7.3%

This schedule reconciles the Company's GAAP operating loss to Adjusted EBITDA.  The Company believes that this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses Adjusted EBITDA when evaluating its financial results as well as for internal planning and forecasting purposes.  Adjusted EBITDA should not be viewed as a substitute for the Company's GAAP results.

(a) Adjusted EBITDA is defined as net income before interest, income taxes, depreciation and amortization.  These adjustments reflect depreciation, amortization of intangible assets, stock compensation expenses, restructuring expenses, and general and administrative expenses associated with the SEC investigation of TelWorx.